Filed pursuant to Rule 497(a)(1)
File No. 333-137856
Rule 482 ad
PATRIOT CAPITAL FUNDING, INC. PRICES PUBLIC
OFFERING OF COMMON STOCK
WESTPORT, CT — September 27, 2007 — Patriot Capital Funding, Inc. (NasdaqGS: PCAP) today announced that it has entered into an agreement to sell 2,000,000 shares of common stock at $13.25 per share, raising approximately $26.5 million in gross proceeds. All shares are being offered by Patriot Capital Funding, Inc. Ferris, Baker Watts, Incorporated served as lead manager and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., served as co-manager for the offering.
The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on October 2, 2007. Patriot Capital Funding, Inc. has also granted the underwriters an option to purchase up to an additional 300,000 shares of common stock to cover over-allotments, if any.
Patriot Capital Funding, Inc. expects to use the net proceeds from this offering to repay indebtedness under its amended and restated securitization revolving credit facility. Amounts repaid under its amended and restated securitization revolving credit facility will remain available to fund future investments and for general corporate purposes.
The offering is pursuant to Patriot Capital Funding, Inc.’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Patriot Capital Funding, Inc. before investing. The prospectus supplement, dated September 27, 2007, and prospectus, dated July 17, 2007, contains this and other information about Patriot Capital Funding, Inc. The prospectus supplement, dated September 27, 2007, and prospectus, dated July 17, 2007, should be read carefully before investing. A copy of the prospectus supplement, dated September 27, 2007, and prospectus, dated July 17, 2007, for the offering may be obtained from Ferris, Baker Watts, Incorporated, 100 Light Street, Baltimore, Maryland 21202.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
About Patriot Capital Funding, Inc.
Patriot Capital Funding, Inc. (www.patcapfunding.com) is a specialty finance company primarily providing customized financing solutions to private equity sponsors focused on making investments in small- to mid-sized companies. Patriot Capital Funding typically invests in companies with annual revenues generally ranging from $10 million to $100 million that operate in diverse industry sectors. Investments usually take the form of senior secured loans, junior secured loans, and/or subordinated debt investments — which may contain equity or equity-related instruments. Patriot Capital Funding also offers “one-stop” financing, which typically includes a revolving credit line, one or more senior term loans and a subordinated debt investment. Patriot Capital Funding also makes equity co-investments of up to $2.0 million.

Forward-Looking Statements
This press release may contain certain forward-looking statements, including statements with regard to the future performance of Patriot Capital Funding. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in Patriot Capital Funding’s prospectus supplement, dated September 27, 2007, and prospectus, dated July 17, 2007, and other filings with the Securities and Exchange Commission. Patriot Capital Funding undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS:
Richard Buckanavage	Robert Rinderman or Steven Hecht
President and Chief Executive Officer	Jaffoni & Collins Incorporated
203/429-2700	212/835-8500 or PCAP@jcir.com
# # #